UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Stephanie A. Capistron, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2021

Date of reporting period:	May 25, 2021 (commencement of operations) – August 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Focused Large Cap Value ETF

Annual report
8 | 31 | 21

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
PVAL

Putnam
Focused Large Cap
Value ETF

Annual report
8 | 31 | 21

Message from the Trustees

October 11, 2021

Dear Shareholder:

As the season changes to autumn, U.S. financial markets continue to perform well. Impressive corporate earnings have helped stock prices this year. In the broader economy, interest rates could move higher as the Federal Reserve weighs reducing policy support. Congress is considering lifting tax rates, and the Covid-19 pandemic persists.

Amid such uncertainties, well-managed companies adapt, and may offer attractive investment potential. Putnam’s research teams, practicing their active discipline, continue to focus on positioning your fund in companies with prospects to perform whether market conditions are friendly or otherwise.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value. See below and pages 7-8 for additional performance information, including fund returns at market price. Index results should be compared with fund performance at net asset value. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, call 1-833-228-5577 toll free.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the period from fund inception on 5/25/21 to 8/31/21. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices provided by Bloomberg Index Services Limited.

2 Focused Large Cap Value ETF

How was the investing environment for the reporting period?

U.S. large-cap value stocks, the focus of this fund, delivered modest returns for this abbreviated reporting period — from the fund’s commencement of operations on May 25, 2021, through August 31, 2021. Value stocks had posted solid gains for several months before May, but they pulled back a bit over the summer as investors became more concerned about the Covid-19 Delta variant and a resurgence of cases. The prospects of a broad economic recovery were called into question, bringing on a less favorable environment for value stocks.

How did the fund perform through August 31, 2021?

The fund posted a return of 5.20% for the period, outperforming its benchmark, the Russell 1000 Value Index, which returned 2.60%. The fund also outperformed the average return of 2.88% for funds in its Lipper peer group.

Could you offer some examples of stocks that helped the fund’s performance?

The top contributor to performance was Regeneron Pharmaceuticals. The company

Focused Large Cap Value ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Focused Large Cap Value ETF

benefited from increased usage of its monoclonal antibodies to limit severe illness from Covid-19 in patients who have not had a vaccine. Also, Regeneron’s partnership with Intellia Therapeutics received a significant boost when data showed the effectiveness of Intellia’s gene-editing technology. Together with strong core franchises in products such as Eylea and Dupixent, Regeneron shares outperformed significantly.

Our investment in Microsoft was another performance highlight for the period. The company continued to deliver strong growth in its core franchises — cloud, Office 365, and gaming. We believe Microsoft is still undervalued relative to its technology peers and to the multiple growth catalysts in its core businesses.

What were some holdings that detracted from the fund’s performance during the period?

The top detractor was General Motors, which faltered as severe shortages in key components — primarily semiconductors —limited production capacity. These supply chain bottlenecks caused sales to plummet. Also, the company implemented recalls for its Bolt electric vehicle models, calling into question the profitability potential of that business. We still view GM as a likely long-term winner as the industry moves from internal combustion engines to electric vehicles, and it remained in the portfolio at period-end.

Also detracting from performance was Freeport-McMoRan, a leading international mining company. After tripling in price in less than a year on the back of strong copper demand, the stock pulled back recently. This was due to concerns about a slowdown in global economic growth and the impact it may have on copper prices. We believe the company’s cash flow generation will be strong for the foreseeable future, and it remained in the portfolio at period-end.

ADVANTAGES OF AN ACTIVE ETF

This ETF (exchange-traded fund) is an actively managed, semitransparent ETF, making it different from a passive ETF or a traditional active ETF. As a semitransparent ETF, it does not disclose all of the portfolio holdings on a daily basis. Instead, the fund discloses a daily tracking basket, which helps to protect information about portfolio holdings and their weightings from traders who might try to mimic the trades of the portfolio managers.

Active ETFs may be one of the most cost-effective ways for you to take advantage of active management strategies. They offer:

• Potential for outperformance: Active strategies pursue above-benchmark returns through investment research and portfolio positioning.

• Active risk management: Proactive research helps to identify better risk-reward potential and seeks to reduce unintended risk.

• Professional oversight: Experienced portfolio managers help active ETFs balance risk and return while delivering the ETF’s structural benefits.

What is your outlook for the coming months?

The spread of the Covid-19 Delta variant has brought worries about the pace of recovery and the timing of our return to normal. We’ve seen the end of pandemic-related unemployment benefits and worries about a scaling back in government stimulus. Also, the lack of precedent or a playbook for a global pandemic means that investors react to each bit of news.

Focused Large Cap Value ETF 5

While value stocks face some challenges, we continue to seek promising investments that we believe most investors are missing. This is, in many cases, because they focus too much attention on short-term issues. We often find opportunities when this happens, or when the market is apathetic, or in our view, is simply misinterpreting a company’s fundamental value. We devote most of our time to analyzing companies one by one, and we seek to balance the risk/return profile for every holding. Our goal is to prepare the fund for a range of scenarios with a balanced structure for the portfolio.

Thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Focused Large Cap Value ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period from May 25, 2021 (commencement of fund operations), through August 31, 2021, the end of its fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577.

Fund performance Total return for the period ended 8/31/21

Life of fund
(since 5/25/21)
Net asset value	5.20%
Market price	5.27

Performance assumes reinvestment of distributions and does not account for taxes. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Performance includes the deduction of management fees.

Comparative index returns For the period ended 8/31/21

Life of fund
(since 5/25/21)
Russell 1000 Value Index	2.60%
Lipper Large-Cap Value Funds category average*	2.88

Index and Lipper results should be compared with fund performance at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the life-of-fund period ended 8/31/21, there were 352 funds in this Lipper category.

Past performance does not indicate future results.

Focused Large Cap Value ETF 7

Fund price and distribution information For the period ended 8/31/21

Share value	Net asset value	Market price
5/25/21*	$25.00	$25.00
8/31/21	26.30	26.32

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the ETF.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/21

Life of fund
(since 5/25/21)
Net asset value	2.07%
Market price	2.21

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 8/31/21*	0.55%
Annualized expense ratio from 5/25/21 (commencement of operations) to 8/31/21†	0.55%

Estimated fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal period. As a result of this, the ratio may differ from the expense ratio in the financial highlights.

8 Focused Large Cap Value ETF

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment from 5/25/21 (commencement of operations) to 8/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$1.53
Ending value (after expenses)	$1,052.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 5/25/21 (commencement of operations) to 8/31/21.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (99); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period from 5/25/21 (commencement of operations) to 8/31/21, use the following calculation method.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$2.80
Ending value (after expenses)	$1,022.43

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 5/25/21 (commencement of operations) to 8/31/21.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Focused Large Cap Value ETF 9

Consider these risks before investing

Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries, or sectors. International investing involves currency, economic, and political risks.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

10 Focused Large Cap Value ETF

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. You cannot invest directly in an index.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Focused Large Cap Value ETF 11

Other information for shareholders

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. Putnam ETF proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period ended June 30, 2021, are available at putnam.com under the About Putnam section and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

12 Focused Large Cap Value ETF

Trustee approval of management contract

General conclusions

In April 2021, the Putnam ETF Trust’s (the “Trust”) Board of Trustees, which oversees the management of each Putnam exchange-traded fund, approved your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Trustees of the Trust who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”) requested and evaluated all information they deemed reasonably necessary under the circumstances in connection with their approval of your fund’s management contract and sub-management contract. In March and April 2021, the Independent Trustees met with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management had provided and other information developed with the assistance of their independent counsel.

On April 20, 2021, the Board, including the Independent Trustees, approved the initial execution of your fund’s management and sub-management contracts. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund would represent reasonable compensation in light of the nature and quality of the services to be provided to the fund and the fees paid by competitive funds; and

• That the proposed fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Management fee schedules and total expenses

Your fund has an all-inclusive management fee that covers all of the other expenses of the fund with limited exceptions. The Independent Trustees considered the benefits to your fund of the greater predictability in expenses that the all-inclusive management fee provides.

The Trustees considered the proposed management fee for your fund in light of the fund’s proposed investment program. The Trustees also focused on the competitiveness of your fund’s management fee and projected total expense ratio in comparison to comparable Putnam mutual funds and to market competitors.

The information examined by the Trustees in connection with their contract review for your fund also included information regarding fees charged by Putnam Management to certain of its clients other than comparable Putnam mutual funds. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

Because your fund was not yet operational, the Trustees were not able to consider your fund’s performance before their initial approval of your fund’s management and sub-management contracts.

Brokerage and soft-dollar allocations

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by the fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients.

Focused Large Cap Value ETF 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share.

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Focused Large Cap Value ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders
of Putnam Focused Large Cap Value ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Focused Large Cap Value ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 25, 2021 (commencement of operations) through August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations, the changes in its net assets, and the financial highlights for the period May 25, 2021 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Focused Large Cap Value ETF 15

The fund’s portfolio 8/31/21

COMMON STOCKS (96.6%)*	Shares	Value
Aerospace and defense (2.3%)
Northrop Grumman Corp.	579	$212,898
		212,898
Airlines (1.3%)
Southwest Airlines Co. †	2,368	117,879
		117,879
Automobiles (2.9%)
General Motors Co. †	5,507	269,898
		269,898
Banks (8.2%)
Bank of America Corp.	10,664	445,222
Citigroup, Inc.	1,761	126,634
KeyCorp	2,770	56,286
PNC Financial Services Group, Inc. (The)	725	138,548
		766,690
Beverages (2.3%)
PepsiCo, Inc.	1,354	211,752
		211,752
Biotechnology (6.7%)
AbbVie, Inc.	2,368	286,007
Regeneron Pharmaceuticals, Inc. †	496	334,006
		620,013
Building products (3.5%)
Johnson Controls International PLC	4,310	322,388
		322,388
Capital markets (2.5%)
Apollo Global Management, Inc.	3,907	233,560
		233,560
Chemicals (2.5%)
Corteva, Inc.	2,644	116,257
Dow, Inc.	1,816	114,226
		230,483
Electric utilities (5.3%)
Exelon Corp.	6,711	328,973
NRG Energy, Inc.	3,602	164,503
		493,476
Entertainment (1.2%)
Activision Blizzard, Inc.	1,354	111,529
		111,529
Equity real estate investment trusts (REITs) (5.8%)
American Tower Corp.	490	143,163
Gaming and Leisure Properties, Inc.	6,216	306,449
Vornado Realty Trust	2,116	88,618
		538,230
Food and staples retail (3.9%)
BJ’s Wholesale Club Holdings, Inc. †	3,936	223,014
Walmart, Inc.	953	141,139
		364,153

16 Focused Large Cap Value ETF

COMMON STOCKS (96.6%)* cont.	Shares	Value
Health-care providers and services (5.0%)
Anthem, Inc.	689	$258,465
McKesson Corp.	1,017	207,610
		466,075
Hotels, restaurants, and leisure (1.9%)
Hilton Worldwide Holdings, Inc. †	1,416	176,802
		176,802
Household products (2.1%)
Procter & Gamble Co. (The)	1,354	192,796
		192,796
Insurance (5.6%)
American International Group, Inc.	4,034	220,095
Assured Guaranty, Ltd.	6,000	299,160
		519,255
Life sciences tools and services (2.0%)
Thermo Fisher Scientific, Inc.	337	187,018
		187,018
Media (4.6%)
Charter Communications, Inc. Class A †	368	300,531
Comcast Corp. Class A	2,153	130,644
		431,175
Metals and mining (2.5%)
Freeport-McMoRan, Inc. (Indonesia)	6,524	237,408
		237,408
Oil, gas, and consumable fuels (3.0%)
ConocoPhillips	2,227	123,665
Exxon Mobil Corp.	1,004	54,738
Valero Energy Corp.	1,538	101,985
		280,388
Road and rail (2.1%)
Union Pacific Corp.	921	199,710
		199,710
Semiconductors and semiconductor equipment (5.3%)
NXP Semiconductors NV	1,600	344,208
Texas Instruments, Inc.	798	152,346
		496,554
Software (6.0%)
Microsoft Corp.	1,477	445,877
Oracle Corp.	1,244	110,878
		556,755
Specialty retail (1.6%)
O’Reilly Automotive, Inc. †	255	151,490
		151,490
Thrifts and mortgage finance (2.0%)
Radian Group, Inc.	8,031	189,773
		189,773
Trading companies and distributors (3.3%)
United Rentals, Inc. †	863	304,337
		304,337

Focused Large Cap Value ETF 17

COMMON STOCKS (96.6%)* cont.	Shares	Value
Wireless telecommunication services (1.2%)
T-Mobile US, Inc. †	830	$113,728
		113,728
Total common stocks (cost $8,664,702)		$8,996,213

SHORT-TERM INVESTMENTS (3.3%)*	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Investor Class 0.01%	307,968	$307,968
Total short-term investments (cost $307,968)		$307,968

TOTAL INVESTMENTS
Total investments (cost $8,972,670)	$9,304,181

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 25, 2021 (commencement of operations) through August 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $9,311,868.
†	This security is non-income-producing.

18 Focused Large Cap Value ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$656,432	$—	$—
Consumer discretionary	598,190	—	—
Consumer staples	768,701	—	—
Energy	280,388	—	—
Financials	1,709,278	—	—
Health care	1,273,106	—	—
Industrials	1,157,212	—	—
Information technology	1,053,309	—	—
Materials	467,891	—	—
Real Estate	538,230	—	—
Utilities	493,476	—	—
Total common stocks	8,996,213	—	—
Short-term investments	307,968	—	—
Totals by level	$9,304,181	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Focused Large Cap Value ETF 19

Statement of assets and liabilities 8/31/21

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,972,670)	$9,304,181
Dividends receivable	12,219
Receivable for investments sold	142,222
Total assets	9,458,622

LIABILITIES
Payable for investments purchased	143,097
Payable for compensation of Manager (Note 2)	3,657
Total liabilities	146,754

Net assets	$9,311,868

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$8,967,518
Total distributable earnings (Note 1)	344,350
Total — Representing net assets applicable to capital shares outstanding	$9,311,868

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($9,311,868 divided by 354,000 shares)	$26.30

The accompanying notes are an integral part of these financial statements.

20 Focused Large Cap Value ETF

Statement of operations For the period 5/25/21 (commencement of operations) to 8/31/21

INVESTMENT INCOME
Dividends (net of foreign tax of $59)	$28,833
Total investment income	28,833

EXPENSES
Compensation of Manager (Note 2)	8,879
Total expenses	8,879

Net investment income	19,954

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(7,115)
Total net realized loss	(7,115)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	331,511
Total change in net unrealized appreciation	331,511

Net gain on investments	324,396

Net increase in net assets resulting from operations	$344,350

The accompanying notes are an integral part of these financial statements.

Focused Large Cap Value ETF 21

Statement of changes in net assets

For the period
5/25/21
(commencement
of operations)
INCREASE IN NET ASSETS	to 8/31/21
Operations
Net investment income	$19,954
Net realized loss on investments	(7,115)
Change in net unrealized appreciation of investments	331,511
Net increase in net assets resulting from operations	344,350
Proceeds from shares sold (Note 4)	6,367,518
Decrease from shares redeemed (Note 4)	—
Total increase in net assets	6,711,868

NET ASSETS
Beginning of period (Note 5)	2,600,000
End of period	$9,311,868

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	104,000
Shares sold (Note 4)	250,000
Shares redeemed (Note 4)	—
Shares outstanding at end of period	354,000

The accompanying notes are an integral part of these financial statements.

22 Focused Large Cap Value ETF

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
For the period
5/25/21
(commencement
of operations)
to 8/31/21
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income (loss) [a]	.09
Net realized and unrealized
gain (loss) on investments	1.21
Total from investment operations	1.30
Less distributions:
From net investment income	—
Total distributions	—
Net asset value, end of period	$26.30
Total return at net asset value (%) [b]	5.20*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$9,312
Ratio of expenses to average
net assets (%) [c]	.15*
Ratio of net investment income (loss)
to average net assets (%)	.34*
Portfolio turnover (%) [d]	27*

* Not annualized.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

Focused Large Cap Value ETF 23

Notes to financial statements 8/31/21

Within the following Notes to financial statements, references to “ETF” represent Exchange Trade Fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 25, 2021 (commencement of operations) to August 31, 2021.

Putnam Focused Large Cap Value ETF (the fund) is a non-diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized on December 22, 2020, under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF that operates pursuant to an exemptive order from the SEC. The fund’s investment objective is to seek capital growth and current income. The fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income, or both. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in large-cap companies, which, for the purposes of this policy are of a size similar to those in the Russell 1000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of March 31, 2021, the index was composed of companies having market capitalizations of between approximately $916.1 million to $1.4 trillion. The fund may also invest in midsize companies. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, each fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent, and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of the procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

24 Focused Large Cap Value ETF

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Dividend income, net of any applicable withholding taxes, if any, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Lines of credit In October 2021, the fund will participate, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$3,652	$—	$3,652

Focused Large Cap Value ETF 25

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent difference from losses on wash sale transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$455,918
Unrealized depreciation	(127,870)
Net unrealized appreciation	328,048
Undistributed ordinary income	19,954
Capital loss carryforward	(3,652)
Cost for federal income tax purposes	$8,976,133

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The Fund pays the Manager an annual all-inclusive management fee of 0.55% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$4,581,417	$1,716,863
U.S. government securities (Long-term)	—	—
Total	$4,581,417	$1,716,863

Portfolio securities received or delivered through in-kind transactions were $5,807,262 and $—, respectively.

26 Focused Large Cap Value ETF

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of changes in net assets.

At the close of the reporting period, Putnam Investments Holdings, LLC owned 200,000 shares of the fund (56.5% of shares outstanding), valued at $5,260,000.

Note 5: Initial capitalization and offering of shares

Prior to May 25, 2021 (commencement of operations), the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 4,000 shares of the fund at $25 per share on April 14, 2021 to Putnam Investment Holdings, LLC. The fund was established as a series of the Trust on December 22, 2020. An additional initial contribution of $2,500,000 was made by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on May 25, 2021.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Focused Large Cap Value ETF 27

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

28 Focused Large Cap Value ETF

* Mr. Cooper is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is Executive Vice President and Chief Operating Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam exchange-traded funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2021, there were four Putnam exchange-traded funds. All Trustees serve as Trustees of all Putnam exchange-traded funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Focused Large Cap Value ETF 29

Officers

In addition to Aaron M. Cooper, CFA, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Caitlin Robinson (Born 1983)
Vice President and Chief Compliance Officer	Assistant Secretary
Since 2021	Since 2021
Chief Compliance Officer and Chief Risk Officer,	Senior Counsel, Putnam Investments and
Putnam Investments, and Chief Compliance Officer,	Putnam Management
Putnam Management
Janet C. Smith (Born 1965)
Peter Fariel (Born 1957)	Vice President, Principal Financial Officer, Principal
Secretary	Accounting Officer, and Treasurer
Since 2021	Since 2021
Deputy General Counsel, Putnam Investments and	Head of Fund Administration Services, Putnam
Putnam Management	Investments and Putnam Management

Richard T. Kircher (Born 1962)	Stephen J. Tate (Born 1974)
Vice President and BSA Compliance Officer	Vice President and Chief Legal Officer
Since 2021	Since 2021
Assistant Director, Operational Compliance, Putnam	General Counsel, Putnam Investments, Putnam
Investments and Putnam Retail Management	Management, and Putnam Retail Management

Susan G. Malloy (Born 1957)	Mark C. Trenchard (Born 1962)
Vice President and Assistant Treasurer	Vice President
Since 2021	Since 2021
Head of Accounting and Middle Office Services,	Director of Operational Compliance, Putnam
Putnam Investments and Putnam Management	Investments and Putnam Retail Management

Venice Monagan (Born 1977)
Assistant Secretary
Since 2021
Senior Counsel, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

30 Focused Large Cap Value ETF

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Susan G. Malloy
Putnam Investment	Liaquat Ahamed, Chair	Vice President and
Management, LLC	Aaron M. Cooper, CFA	Assistant Treasurer
100 Federal Street	Katinka Domotorffy
Boston, MA 02110	Catharine Bond Hill	Venice Monagan
	Mona K. Sutphen	Assistant Secretary
Investment Sub-Manager
Putnam Investments Limited	Officers	Caitlin Robinson
16 St James’s Street	Aaron M. Cooper, CFA	Assistant Secretary
London, England SW1A 1ER	Executive Vice President
	and Chief Operating Officer	Janet C. Smith
Distribution Services		Vice President,
Foreside Fund Services, LLC	James F. Clark	Principal Financial Officer,
Three Canal Plaza, Suite 100	Vice President and Chief	Principal Accounting Officer,
Portland, ME 04101	Compliance Officer	and Treasurer

Custodian	Peter Fariel	Stephen J. Tate
State Street Bank	Secretary	Vice President and
and Trust Company		Chief Legal Officer
Richard T. Kircher
Legal Counsel	Vice President and BSA	Mark C. Trenchard
Dechert LLP	Compliance Officer	Vice President

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Focused Large Cap Value ETF 31

Call 1-833-228-5577 Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

32 Focused Large Cap Value ETF

Focused Large Cap Value ETF 33

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that Dr. Hill qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2021*	$18,900	$ —	$2,100	$ —

*	For the period May 25, 2021 (commencement of operations) to August 31, 2021

For the fiscal year ended August 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $266,999 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit Committee. The Audit Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2021*	$ —	$264,899	$ —	$ —

*	For the period May 25, 2021 (commencement of operations) to August 31, 2021

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith. In addition, the Code of Ethics of Putnam EFT Trust is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Aaron Cooper Aaron Cooper Principal Executive Officer

Date: October 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 26, 2021